EXHIBIT 99.10

                                                       MONTHLY OPERATING REPORT
-------------------------------------------------
     CASE  NAME: FLIGHT ONE LOGISTICS, INC.                       ACCRUAL BASIS
-------------------------------------------------
     CASE  NUMBER: 400-42069-BJH                            02/13/95, RWD, 2/96
-------------------------------------------------
     JUDGE:  BARBARA J. HOUSER
-------------------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                               CFO
---------------------------------------         --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE


Drew Keith                                                   7/3/00
---------------------------------------         --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE


PREPARER:


/s/ JESSICA L. WILSON                                 Corporate Controller
---------------------------------------         --------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                            TITLE


Jessica L. Wilson                                            7/3/00
---------------------------------------         --------------------------------
PRINTED NAME OF PREPARER                                      DATE

                                                       MONTHLY OPERATING REPORT
--------------------------------------
CASE  NAME: FLIGHT ONE LOGISTICS, INC.                          ACCRUAL BASIS-1
--------------------------------------
CASE  NUMBER: 400-42069-BJH                                 02/13/95, RWD, 2/96
--------------------------------------

COMPARATIVE BALANCE SHEET

------------------------------------------------------------------------------------------------------------------
                                            SCHEDULE               MONTH                 MONTH              MONTH
                                                          --------------------------------------------------------
ASSETS                                       AMOUNT                MAY-00
------------------------------------------------------------------------------------------------------------------

1.  UNRESTRICTED  CASH                                                 $0
------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED  CASH                                                   $0
------------------------------------------------------------------------------------------------------------------
3.  TOTAL  CASH                                     $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS  RECEIVABLE  (NET)                                   $20,742
------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                          $0
------------------------------------------------------------------------------------------------------------------
6.  NOTES  RECEIVABLE                                                  $0
------------------------------------------------------------------------------------------------------------------
7.  PREPAID  EXPENSES                                                  $0
------------------------------------------------------------------------------------------------------------------
8.  OTHER  (ATTACH  LIST)                      $39,149             $1,474
------------------------------------------------------------------------------------------------------------------
9.  TOTAL  CURRENT  ASSETS                     $39,149            $22,216                 $0                $0
------------------------------------------------------------------------------------------------------------------
10. PROPERTY,  PLANT  &  EQUIPMENT                                     $0
------------------------------------------------------------------------------------------------------------------
11. LESS:  ACCUMULATED
    DEPRECIATION / DEPLETION                                           $0
------------------------------------------------------------------------------------------------------------------
12. NET  PROPERTY,  PLANT  &
    EQUIPMENT                                       $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                  $0
------------------------------------------------------------------------------------------------------------------
14. OTHER  ASSETS  -  NET  OF
    AMORTIZATION  (ATTACH  LIST)                                       $0
------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                                $0
------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                               $39,149            $22,216                 $0                $0
------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS  PAYABLE                                                  $0
------------------------------------------------------------------------------------------------------------------
18. TAXES  PAYABLE                                                     $0
------------------------------------------------------------------------------------------------------------------
19. NOTES  PAYABLE                                                     $0
------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL  FEES                                                 $0
------------------------------------------------------------------------------------------------------------------
21. SECURED  DEBT                                                      $0
------------------------------------------------------------------------------------------------------------------
22. OTHER  (ATTACH  LIST)                                              $0
------------------------------------------------------------------------------------------------------------------
23. TOTAL  POSTPETITION
    LIABILITIES                                                        $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
24. SECURED  DEBT                                                      $0
------------------------------------------------------------------------------------------------------------------
25. PRIORITY  DEBT                                                     $0
------------------------------------------------------------------------------------------------------------------
26. UNSECURED  DEBT                                              ($16,740)
------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                                $0
------------------------------------------------------------------------------------------------------------------
28. TOTAL  PREPETITION  LIABILITIES                 $0           ($16,740)                $0                $0
------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                               $0           ($16,740)                $0                $0
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30. PREPETITION  OWNERS'  EQUITY                                  $38,956
------------------------------------------------------------------------------------------------------------------
31. POSTPETITION  CUMULATIVE
    PROFIT  OR  (LOSS)
------------------------------------------------------------------------------------------------------------------
32. DIRECT  CHARGES  TO  EQUITY
    (ATTACH  EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33. TOTAL  EQUITY                                   $0            $38,956                 $0                $0
------------------------------------------------------------------------------------------------------------------
34. TOTAL  LIABILITIES  &
    OWNERS'  EQUITY                                 $0            $22,216                 $0                $0
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE  NAME: FLIGHT ONE LOGISTICS, INC.            ACCRUAL BASIS-2

      CASE  NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96

      INCOME STATEMENT

      ---------------------------------------------------------------------------------------------------------------------------
                                                                MONTH               MONTH               MONTH
                                                          ----------------------------------------------------------    QUARTER
      REVENUES                                                   May-00                                                  TOTAL
      ---------------------------------------------------------------------------------------------------------------------------
      1.  GROSS REVENUES                                              $0
      ---------------------------------------------------------------------------------------------------------------------------
      2.  LESS: RETURNS & DISCOUNTS                                   $0
      ---------------------------------------------------------------------------------------------------------------------------
      3.  NET REVENUE                                                 $0                   $0                $0               $0
      ---------------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ---------------------------------------------------------------------------------------------------------------------------
      4.  MATERIAL                                                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      5.  DIRECT LABOR                                                $0
      ---------------------------------------------------------------------------------------------------------------------------
      6.  DIRECT OVERHEAD                                             $0
      ---------------------------------------------------------------------------------------------------------------------------
      7.  TOTAL COST OF GOODS SOLD                                    $0                   $0                $0               $0
      ---------------------------------------------------------------------------------------------------------------------------
      8.  GROSS  PROFIT                                               $0                   $0                $0               $0
      ---------------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      9.  OFFICER / INSIDER  COMPENSATION                             $0
      ---------------------------------------------------------------------------------------------------------------------------
      10. SELLING & MARKETING                                         $0
      ---------------------------------------------------------------------------------------------------------------------------
      11. GENERAL & ADMINISTRATIVE                                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      12. RENT & LEASE                                                $0
      ---------------------------------------------------------------------------------------------------------------------------
      13. OTHER (ATTACH LIST)                                         $0
      ---------------------------------------------------------------------------------------------------------------------------
      14. TOTAL OPERATING EXPENSES                                    $0                   $0                $0               $0
      ---------------------------------------------------------------------------------------------------------------------------
      15. INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                            $0                   $0                $0               $0
      ---------------------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      16. NON-OPERATING INCOME (ATT. LIST)                            $0
      ---------------------------------------------------------------------------------------------------------------------------
      17. NON-OPERATING EXPENSE (ATT. LIST)                           $0
      ---------------------------------------------------------------------------------------------------------------------------
      18. INTEREST  EXPENSE                                           $0
      ---------------------------------------------------------------------------------------------------------------------------
      19. DEPRECIATION / DEPLETION                                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      20. AMORTIZATION                                                $0
      ---------------------------------------------------------------------------------------------------------------------------
      21. OTHER (ATTACH LIST)                                         $0
      ---------------------------------------------------------------------------------------------------------------------------
      22. NET  OTHER INCOME & EXPENSES                                $0                   $0                $0               $0
      ---------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION  EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      23. PROFESSIONAL FEES                                           $0
      ---------------------------------------------------------------------------------------------------------------------------
      24. U.S. TRUSTEE FEES                                           $0
      ---------------------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                         $0
      ---------------------------------------------------------------------------------------------------------------------------
      26. TOTAL REORGANIZATION EXPENSES                               $0                   $0                $0               $0
      ---------------------------------------------------------------------------------------------------------------------------
      27. INCOME TAX                                                  $0
      ---------------------------------------------------------------------------------------------------------------------------
      28. NET PROFIT (LOSS)                                           $0                   $0                $0               $0
      ---------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE  NAME: FLIGHT ONE LOGISTICS, INC.            ACCRUAL BASIS-3

      CASE  NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96

      -------------------------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                                               MONTH            MONTH           MONTH
                                                                 -------------------------------------------------    QUARTER
      DISBURSEMENTS                                                    May-00                                          TOTAL
      -------------------------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                                        $0              $0              $0
      -------------------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      -------------------------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                                       $0
      -------------------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      -------------------------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                                      $0
      -------------------------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                                     $0
      -------------------------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                                         $0              $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      -------------------------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                                   $0
      -------------------------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                                   $0
      -------------------------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                                              $0
      -------------------------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                                     $0              $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                                                   $0              $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                                             $0              $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      -------------------------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                                      $0
      -------------------------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                                               $0
      -------------------------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                                    $0
      -------------------------------------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                                        $0
      -------------------------------------------------------------------------------------------------------------------------
      16. UTILITIES                                                        $0
      -------------------------------------------------------------------------------------------------------------------------
      17. INSURANCE                                                        $0
      -------------------------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                                              $0
      -------------------------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                                 $0
      -------------------------------------------------------------------------------------------------------------------------
      20. TRAVEL                                                           $0
      -------------------------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                                    $0
      -------------------------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                                            $0
      -------------------------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                                         $0
      -------------------------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                                      $0
      -------------------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                              $0
      -------------------------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                                    $0              $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      -------------------------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                                                $0
      -------------------------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                                                $0
      -------------------------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                                              $0
      -------------------------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                                    $0              $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                                              $0              $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                                    $0              $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                                              $0              $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE  NAME: FLIGHT ONE LOGISTICS, INC.            ACCRUAL BASIS-4

      CASE  NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96

      -----------------------------------------------------------------------------------------------------------------------------
                                                                                          MONTH           MONTH            MONTH
                                                                        SCHEDULE     ----------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                          AMOUNT           May-00
      -----------------------------------------------------------------------------------------------------------------------------
      1.    0-30                                                                               $0
      -----------------------------------------------------------------------------------------------------------------------------
      2.    31-60                                                                              $0
      -----------------------------------------------------------------------------------------------------------------------------
      3.    61-90                                                                              $0
      -----------------------------------------------------------------------------------------------------------------------------
      4.    91+                                                                           $20,742
      -----------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                                          $0         $20,742               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                                          $0         $20,742               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      AGING OF POSTPETITION TAXES AND PAYABLES                                             MONTH:           May-00
      -----------------------------------------------------------------------------------------------------------------------------
                                                           0-30              31-60          61-90             91+
      TAXES PAYABLE                                        DAYS              DAYS            DAYS             DAYS            TOTAL
      -----------------------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                                           $0               $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      2.    STATE                                             $0               $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      3.    LOCAL                                             $0               $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                               $0               $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE                               $0               $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE                                  $0               $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      STATUS OF POSTPETITION TAXES                                                         MONTH:           May-00
      -----------------------------------------------------------------------------------------------------------------------------
                                                                       BEGINNING         AMOUNT                           ENDING
                                                                          TAX         WITHHELD AND/       AMOUNT            TAX
      FEDERAL                                                          LIABILITY*      0R ACCRUED          PAID          LIABILITY
      -----------------------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                                      $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                                    $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                                    $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                                       $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      5.    INCOME                                                             $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                                $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                                                $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      -----------------------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                                        $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      9.    SALES                                                              $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                                             $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                                       $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                                      $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      13.   PERSONAL PROPERTY                                                  $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                                $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      15.   TOTAL STATE & LOCAL                                                $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                                        $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

      CASE  NAME: FLIGHT ONE LOGISTICS, INC.            ACCRUAL BASIS-5

      CASE  NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted fundsshould be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                 MONTH:           May-00
      -------------------------------------------------------------------------------------------------------------------
      BANK RECONCILIATIONS

                                                          Account #1       Account #2      Account #3
      -------------------------------------------------------------------------------------------------------------------
      A.          BANK:                                       N/A
      --------------------------------------------------------------------------------------------------
      B.           ACCOUNT NUMBER:                            N/A                                             TOTAL
      ---------------------------------------------------------------------------------------------------
      C.           PURPOSE (TYPE):                            N/A
      -------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                               $0
      -------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                         $0
      -------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                             $0
      -------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                                  $0
      -------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                              $0               $0              $0              $0
      -------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN
      -------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      -------------------------------------------------------------------------------------------------------------------
                                                            DATE OF         TYPE OF         PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                          PURCHASE        INSTRUMENT         PRICE           VALUE
      -------------------------------------------------------------------------------------------------------------------
      7.    N/A
      -------------------------------------------------------------------------------------------------------------------
      8.    N/A
      -------------------------------------------------------------------------------------------------------------------
      9.    N/A
      -------------------------------------------------------------------------------------------------------------------
      10.   N/A
      -------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                         $0              $0
      -------------------------------------------------------------------------------------------------------------------
      CASH
      -------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                          $0
      -------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OFMONTH                                                                                  $0
      -------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

     CASE NAME: FLIGHT ONE LOGISTICS, INC.              ACCRUAL BASIS-6

     CASE NUMBER: 400-42069-BJH                         02/13/95, RWD, 2/96

                                                        MONTH:   May-00

     ----------------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ----------------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ------------------------------------------------------------------------
                                    INSIDERS
     ------------------------------------------------------------------------
                                 TYPE OF            AMOUNT      TOTAL PAID
                 NAME            PAYMENT             PAID         TO DATE
     ------------------------------------------------------------------------
     1. N/A
     ------------------------------------------------------------------------
     2. N/A
     ------------------------------------------------------------------------
     3. N/A
     ------------------------------------------------------------------------
     4. N/A
     ------------------------------------------------------------------------
     5. N/A
     ------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                                         $0            $0
     ------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------
                                                PROFESSIONALS

     ----------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                    TOTAL
                            ORDER AUTHORIZING       AMOUNT        AMOUNT      TOTAL PAID     INCURRED
                      NAME       PAYMENT           APPROVED        PAID         TO DATE     & UNPAID *
     ----------------------------------------------------------------------------------------------------
     1. N/A
     ----------------------------------------------------------------------------------------------------
     2. N/A
     ----------------------------------------------------------------------------------------------------
     3. N/A
     ----------------------------------------------------------------------------------------------------
     4. N/A
     ----------------------------------------------------------------------------------------------------
     5. N/A
     ----------------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                                    $0            $0            $0            $0
     ----------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                        SCHEDULED      AMOUNTS
                                         MONTHLY        PAID          TOTAL
                                        PAYMENTS       DURING        UNPAID
                 NAME OF CREDITOR          DUE          MONTH     POSTPETITION
     ---------------------------------------------------------------------------
     1. N/A

     ---------------------------------------------------------------------------
     2. N/A

     ---------------------------------------------------------------------------
     3. N/A

     ---------------------------------------------------------------------------
     4. N/A

     ---------------------------------------------------------------------------
     5. N/A

     ---------------------------------------------------------------------------
     6. TOTAL                                    $0            $0            $0
     ---------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE  NAME: FLIGHT ONE LOGISTICS, INC.            ACCRUAL  BASIS-7

      CASE  NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96

                                                        MONTH: May-00

      QUESTIONNAIRE
      --------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES          NO
      --------------------------------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                         X
      --------------------------------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                   X
      --------------------------------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                                             X
      --------------------------------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                                                       X
      --------------------------------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                                       X
      --------------------------------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                 X
      --------------------------------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                                                                    X
      --------------------------------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                             X
      --------------------------------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                   X
      --------------------------------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                                                  X
      --------------------------------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                                            X
      --------------------------------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                              X
      --------------------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      ----------------------------------
      INSURANCE
      --------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES          NO
      --------------------------------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                     X
      --------------------------------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                       X
      --------------------------------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      --------------------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
      CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.
      ATTACH ADDITIONAL SHEETS IF NECESSARY.
      This is a non-operating entity. There are no assets or employees with which to cover with insurance.
      --------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT  PAYMENTS

      --------------------------------------------------------------------------------------------------------------------------
                TYPE OF                                                                                     PAYMENT AMOUNT
                 POLICY                   CARRIER                          PERIOD COVERED                    & FREQUENCY
      --------------------------------------------------------------------------------------------------------------------------
           N/A
      --------------------------------------------------------------------------------------------------------------------------
           N/A
      --------------------------------------------------------------------------------------------------------------------------
           N/A
      --------------------------------------------------------------------------------------------------------------------------
           N/A
      --------------------------------------------------------------------------------------------------------------------------
           N/A
      --------------------------------------------------------------------------------------------------------------------------
           N/A
      --------------------------------------------------------------------------------------------------------------------------

   CASE  NAME: FLIGHT ONE LOGISTICS, INC.                   FOOTNOTES SUPPLEMENT

   CASE  NUMBER: 400-42069-BJH                              ACCRUAL BASIS

                                                   MONTH:        May-00

   ---------------------------------------------------------------------------------------
    ACCRUAL BASIS       LINE
    FORM NUMBER        NUMBER                  FOOTNOTE / EXPLANATION
   ---------------------------------------------------------------------------------------

          6                      All Professional fees related to the Reorganization of the
                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
                                   Company). Refer to Case # 400-42141
   ---------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------
        General                  This is a non-operating Company.
   ---------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------
          4               6      All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                    are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
   ---------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------

CASE NAME: FLIGHT ONE LOGISTICS, INC.

CASE NUMBER: 00-42069-BJH

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1


8.   OTHER (ATTACH LIST)                                   $ 1,474 Reported
                                            -----------------------
        Intercompany Receivables                             1,474 Detail
                                            -----------------------
                                                                 - Difference